December  2,  1999


PERSONAL  AND  CONFIDENTIAL

To  Eligible  Fiscal  2000  Bonus  Plan  Participants


        DEFERRAL OF FISCAL 2000 BONUS AND CALENDAR-YEAR 2000 BASE SALARY

The Deferred Compensation Plan for Key Employees provides you with the opportunity to DEFER ALL OR A PORTION OF YOUR 2000 BONUS AND/OR BASE SALARY. In general, deferring compensation has the advantage of POSTPONING PAYMENT OF TAX and of allowing any earnings on the deferred amount to ACCUMULATE FREE OF TAX until distributed. It is now time to



  X DECIDE WHETHER TO DEFER all or part of your calendar-year 2000 base salary ---- and/or any cash bonus you might receive, and

  X Promptly return the enclosed election form. YOUR ELECTION FORM MUST BE ---- POSTMARKED OR FAXED BY DECEMBER 31, 1999, or you will not be able to defer any 2000  base  salary  or  bonus.


Last year, we communicated A NUMBER OF ENHANCEMENTS to Ralston Purina's Deferred Compensation Plan for Key Employees. These enhancements include:

     The ability to DEFER UP TO 75% OF YOUR BASE SALARY INTERMEDIATE-TERM DEFERRAL OPTIONS that allow you to defer compensation for periods as short as three years to help meet shorter-term financial needs such as funding a child's college education or financing a future home purchase
     Payment distribution options that provide 5 and 10 year ANNUAL INSTALLMENT PAYMENTS if you are at least 50 years of age at termination of employment
     Opportunity to transfer existing account balances, except for Company match accounts, to NINE INVESTMENTS FUNDS which mirror the returns of the Vanguard mutual funds that are available in the Savings Investment Plan plus the Prime Rate Fund, and the Ralston Purina Equity Fund which continues to offer a 25% COMPANY MATCH ON BONUS DEFERRALS INTO THAT FUND.
     Transaction flexibility including DAILY INVESTMENT REALLOCATIONS, interactive voice response system, Internet access to account balance information, and quarterly account statements.
     New  Plan  Administrator,  Compensation  Resource  Group  (CRG)

Deferral  of  2000  Base  Salary  and  Bonus
December  2,  1999
Page  Two



Please review the enclosed information carefully. Then, using the pre-addressed envelope which is provided, return one copy of the 2000 Annual Salary and Bonus Deferral Election form to Compensation Resource Group (CRG), WHETHER OR NOT YOU WISH TO REQUEST A DEFERRAL. YOUR ELECTION FORM MUST BE POSTMARKED OR FAXED TO CRG NO LATER THAN DECEMBER 31, 1999. A duplicate form is enclosed for your records. Keep in mind that your election to defer may not be changed after that date.

If you have any questions concerning this information, please contact Compensation Resource Group at 1-800-405-0911 or Pat Robbins at 314-982-5889.





Ron  Sheban
Ralston  Purina  Company
Compensation  and  Benefits  Planning
Telephone  314-982-2325


Enclosures



Note  to  Energizer  Associates:
Because of the planned spinoff of Eveready Battery Company, Energizer associates' salary and bonus deferral elections will apply ONLY TO BONUS AND SALARY EARNED DURING THE FIRST 6 MONTHS OF THE 2000 FISCAL YEAR. That is, your deferral elections will affect only salary and bonus you earn through March 31, 2000. Early in calendar 2000, you will be given an opportunity to defer salary and bonus you earn in the second six months of the fiscal year. Those deferrals will be governed by a new Energizer deferred compensation plan.
Upon spinoff, current deferred compensation account balances will be credited to the new Energizer plan. More details will be provided when available.

HOW  DO  I  ENROLL?

1.     FILL  OUT  THE  ENCLOSED  DEFERRAL  ELECTION  FORM.
First, in the DEFERRAL ELECTION section, indicate HOW MUCH, if any, of your annual base salary and/or bonus YOU WOULD LIKE TO DEFER into the Plan for 2000.

Then, make your DEFERRAL TERM election by indicating whether you want your 2000 deferrals to be paid out 1) in January of 2001, 2) at some future date while you are still employed by the Company, or 3) at retirement or termination of employment.

Next, under FUND ALLOCATION, select the fund(s) to which you would like to direct your deferrals. NOTE: IF YOU ELECT TO DEFER 100% OF YOUR ELIGIBLE COMPENSATION TO JANUARY 2001, DO NOT COMPLETE THE FUND ALLOCATION SECTION WHICH ONLY APPLIES TO INTERMEDIATE AND LONG-TERM DEFERRALS. Short-term deferrals will be allocated to the Prime Rate Fund.

If you would like to initially elect or change the form of distribution for your deferred compensation account balances, complete the PAYMENT FORM section indicating if you want a lump-sum or installment payments over 5 or 10 years. This election will apply to your entire deferred compensation account balance (except for the Fixed Benefit Option) and will only apply to distributions made at least one year following the date this form is completed. You must be at least 50 years of age at the time payment begins to receive an installment payment. IF YOU DO NOT WISH TO CHANGE YOUR CURRENT FORM OF DISTRIBUTION, YOU DO NOT NEED TO COMPLETE THIS SECTION. If you do not have an "aged" election on file, your account balance will be paid in lump-sum.

Finally,  complete  the  ACKNOWLEDGEMENT  section  of  the  form.

If you would like to change your current beneficiary designation, you should contact Compensation Resource Group (CRG) at 1-800-405-0911 to request a beneficiary form indicating who should receive your benefits in the event you die before your account is paid.

2.     SIGN  AND  DATE  THE  DEFERRAL  ELECTION  FORM.

3. RETURN THE COMPLETED ELECTION FORM IN THE PRE-ADDRESSED, POSTAGE-PAID ENVELOPE TO COMPENSATION RESOURCE GROUP (CRG). Retain a copy for your records. Note that YOUR ELECTION FORM MUST BE POSTMARKED NO LATER THAN DECEMBER 31, 1999. While facsimile copies of the election form will be accepted through the deadline, a signed copy must also be mailed to CRG at the following address:
                            ----
                           COMPENSATION RESOURCE GROUP
                                633 W. 5TH STREET
                                   52ND FLOOR
                              LOS ANGELES, CA 90071
                            FAX NUMBER: 213-438-6600

There are eleven fund options available under the Deferred Compensation Plan: nine Vanguard funds, the Prime Rate Fund and the Ralston Purina Equity Fund. An abbreviated capsule description of each fund and its historical returns are outlined below. Before deciding which fund(s) to select, you should read the fund prospectuses which provide additional details. NOTE THAT, UNDER THE TERMS OF THE DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES, THESE FUNDS ARE USED FOR MEASUREMENT PURPOSES ONLY. YOUR ACCOUNT WILL BE CREDITED WITH INVESTMENT RETURNS BASED ON THESE FUNDS BUT WILL BE REFLECTED AS A BOOKKEEPING ENTRY ONLY AND WILL NOT REPRESENT AN ACTUAL INVESTMENT MADE ON YOUR BEHALF.



AVERAGE  ANNUALIZED  RETURNS  AS  OF  SEPTEMBER  30,  1999
                                                                               1 YEAR   5 YEARS  10 YEARS
                                                                               ------   -------  --------
RALSTON PURINA EQUITY FUND
Common stock of Ralston Purina Company.
                                                                                   -3.37    17.78   10.90

PRIME RATE FUND
Interest based on the average prime rates established by Morgan Guaranty
Trust Company of New York.
                                                                                    7.88     8.28    7.96

VANGUARD WELLINGTON FUND
The fund's assets are divided between common stocks and bonds, with an average of 65% of assets in stocks and 35% in bonds.  The fund invests in dividend-paying large- and mid-capitalization stocks of well-established companies whose prospects are improving but whose values have yet to be
recognized in the marketplace.. . . . . . . . . . . . . . . . . . . . . . . . . .   9.46    16.47   12.46

VANGUARD 500 INDEX FUND
The fund holds all of the 500 stocks that make up the Standard & Poor's 500
Index in proportion to their weighting in the index. The fund attempts to match the performance of the index, a widely recognized benchmark of U.S. stock market performance, and it remains fully invested in stocks at all times.
Though the fund seeks to match the index, its performance typically can be
expected to fall short by a small percentage representing operating costs.. . . .  27.84    24.95   16.67

VANGUARD WINDSOR II FUND
The fund invests in a diversified group of out-of-favor stocks of large-
capitalization companies.  The stocks are, as a group, selling at prices below the overall market average compared to their dividend income and future
return potential. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10.33    20.10   13.94

VANGUARD SMALL-CAP INDEX FUND
The fund attempts to match the performance of the Russell 2000 Index, an unmanaged index of small companies.  The fund invests in a large sampling of stocks that matches certain characteristics of the index (such as industry weightings, market capitalization, and dividend yield).  Though the fund seeks to match the index, its performance typically can be expected to fall short by a
small percentage representing operating costs.. . . . . . . . . . . . . . . . . .  21.08    13.47   11.53

VANGUARD INTERNATIONAL GROWTH FUND
The fund invests in stocks of high-quality, seasoned companies based outside the United States.  It invests 60% to 70% of its assets in companies with
sustainable competitive advantages and strong prospects for long-term growth. . .  22.12    10.13    8.26

VANGUARD LIFESTRATEGY INCOME FUND
This fund seeks a high level of income.  It invests its net assets in a combination of four different Vanguard funds: a stock fund, two bond funds,
and an asset allocation fund. . . . . . . . . . . . . . . . . . . . . . . . . . .   5.50  11.53(1)  N/A

VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND
This fund seeks a high level of income and moderate long-term growth of capital and income. It  invests its net assets in a combination of five different
Vanguard funds: a domestic stock fund, an international stock fund, two bond funds, and an asset allocation fund.. . . . . . . . . . . . . . . . . . . . . . .  10.93  13.63(1)  N/A

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND
This fund seeks a reasonable level of income and long-term growth of capital and income. It invests its net assets in a combination of four different
Vanguard funds: a bond fund, a domestic stock fund, an international stock fund, a bond fund, and an asset allocation fund.. . . . . . . . . . . . . . . . .  16.03  15.94(1)  N/A

VANGUARD LIFESTRATEGY GROWTH FUND
This fund seeks long-term growth of capital and income. It invests its net assets in a combination of four different Vanguard funds: a bond fund, a domestic stock fund, an international stock fund, a bond fund and an asset allocation fund.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21.92  18.11(1)  N/A
---------------------------------------------------------------------------------  -----  --------  -----



 (1)  Four-year  returns.  (LifeStrategy  Funds  started  September  30,  1994.)






EXECUTIVE  SUMMARY

This executive summary is qualified in its entirety by the more detailed information set forth in the Questions and Answers and the Plan Prospectus and Plan Document.

INTRODUCTION
Ralston Purina Company (the "Company") and its subsidiaries are pleased to offer you this opportunity to participate in the Ralston Purina Deferred Compensation Plan for Key Employees (the "Plan"). Deferring compensation provides an opportunity for pre-tax savings to help you accumulate assets for planned events during your working life and retirement.

HIGHLIGHTS
During this year's annual enrollment period for the Plan, you will have the opportunity to:
     Defer  pre-tax  compensation
         Minimum  deferral  of  $1,000
         Up  to  100%  of  your  2000  bonus
         Up  to  75%  of  your  2000  calendar  year  base  salary
     Elect  to  receive  your  2000  bonus  and  salary  deferrals  as a  short-term  lump-sum  payout  in  January  2001,
         an intermediate-term lump-sum payout at some fixed date which is at least 3 years after deferral, or a  long-term  payout  at  retirement  or  termination
     Select five or ten-year annual installment payments if you defer long-term and leave the Company after age 50
     Transfer existing deferred compensation account balances among the eleven available investment funds


             THE SPECIFIC LEGAL DETAILS OF THE PLAN ARE ALL INCLUDED
                              IN THE PLAN DOCUMENT

     The Plan Document will govern in all cases.  If there is a discrepancy between the information in this material and the Plan Document, the Plan Document will prevail.

7

WHY  DEFER  COMPENSATION?

SAVING  FOR  RETIREMENT
When it comes to retirement planning, your qualified Pension Plan and 401(k) Savings Investment Plan (SIP) are just a part of the story. Current federal income tax limits restrict your yearly SIP savings. Internal Revenue Code discrimination testing may result in further reductions to your pre-tax saving opportunity in the SIP.

Your Pension, SIP and Social Security benefits may not provide sufficient funds to maintain your desired lifestyle during your retirement years.

PRE-TAX  SAVINGS
With a nonqualified deferred compensation plan such as the Deferred Compensation Plan for Key Employees, you can defer and invest a substantial portion of your income BEFORE Federal and state income and local TAXES are deducted, and compound that pre-tax income tax-free until the money is paid to you.

FOR  EXAMPLE:

If you are in a 40% tax bracket and defer $10,000 into the Plan, you have an immediate tax savings of $4,000 in the year you defer. In addition, you have $4,000 in your deferred compensation account on which tax-deferred earnings accumulate.

TAX-DEFERRED  EARNINGS

WHAT  IS  A  DEFERRED  COMPENSATION  PLAN?
A deferred compensation plan allows you to defer a portion of your current income on a pre-tax basis. This reduces your current taxable income. Unlike a 40l(k) plan, you are not subject to government limitations on how much you can defer.

Your deferred compensation account is also credited with earnings on a tax-deferred basis. Because your account balance is based on your pre-tax deferral amount plus pre-tax earnings, your account balance grows faster than if you invested your after-tax income in similar investments outside of the Plan. The advantage to investing your money before taxes using a deferred compensation plan may result in investment earnings much larger than similar after-tax investment alternatives.

NOT  JUST  FOR  RETIREMENT

With the new features of the Deferred Compensation Plan for Key Employees, you are not limited to pay outs only at termination of employment.

Intermediate-term pay outs are available to help you meet shorter-term financial needs, such as helping to fund a child's college education, financing a new home purchase, or meeting other foreseeable financial obligations.

QUESTIONS  AND  ANSWERS

These Questions and Answers are qualified in their entirety by the more detailed information set forth in the Prospectus and Plan Document. You are encouraged to read the Prospectus in its entirety and to ask any questions you may have. If any discrepancy arises between these Questions and Answers and the Prospectus or Plan Document, the terms of the Plan Document will govern.

PLAN  OBJECTIVES
Q  What  is  the  purpose  of  the  Plan?
A The Plan is designed to allow participants to defer a portion of their annual compensation on a pre-tax basis and receive a tax-deferred return on these deferrals.

DEFERRALS
Q  When  do  I  make  my  deferral  election?
A To participate in the Plan during the 2000 plan year, you must enroll in the Plan and make your irrevocable election by December 31, 1999. Enrollment forms received after the deadline cannot be accepted.
Q Can I change the amount I am deferring or stop my deferrals during a plan year?
A No. IRS rules and regulations require that an irrevocable election be made sufficiently in advance of the period during which the compensation is earned. Therefore, changing or stopping an elected annual deferral amount while remaining a participant is not permitted, except in very limited circumstances set forth in the Plan (e.g., unforeseeable emergency creating serious and immediate financial hardship).
Q  If  I  defer  salary,  how  will  the  deferrals  be  handled?
A If you elect to defer base salary, beginning in January 2000, an equal percentage of your salary will be deferred each month during calendar year 2000. The next opportunity to elect to defer salary will be in December 2000 for salary earned in 2001.

COMPANY  MATCH
Q  Will  the  Company  match  my  deferrals  to  the Ralston Purina Equity Fund?
A Bonus deferrals to the Ralston Purina Equity Fund are credited with a 25% Company match, provided those elective deferrals remain in the Ralston Purina Equity Fund for at least twelve months from the date of deferral. Salary deferrals are not matched.
           --------
Q  When  do  I  become  vested  in  the  Company  matching  amounts?
A You become fully vested in the Company matching deferrals upon termination of employment if 1) you have attained age 50 or 2) you are involuntarily terminated at any age, other than for cause.

Q Under what circumstances would I forfeit Company matching deferrals? A Matching deferrals are forfeited if you 1) are terminated for cause at any age, 2) voluntarily terminate prior to age 50, or 3) engage in competition with the Company within two (2) years after termination prior to age 50.

CREDITING  RATE
Q  How  will  the  returns  on  the  deferred  amounts  be  calculated?
A When you make your deferral election, you will select any or all of the following "measurement" funds. You must allocate your deferral to each fund in whole percentage point increments, and the total must equal 100%. Deferred bonuses will be credited to your account(s) effective November 1. Deferred salary will be credited to your account(s) effective on the date it would otherwise have been paid to you. You will not receive any earnings until your deferral is credited to your account(s).
-     Prime  Rate  Fund
-     Ralston  Purina  Equity  Fund
-     Vanguard  Wellington  Fund
-     Vanguard  500  Index  Fund
-     Vanguard  Windsor  II  Fund
-     Vanguard  Small-Cap  Index  Fund
-     Vanguard  International  Growth  Fund
-     Vanguard  LifeStrategy  Income  Fund
-     Vanguard  LifeStrategy  Conservative  Growth  Fund
-     Vanguard  LifeStrategy  Moderate  Growth  Fund
-     Vanguard  LifeStrategy  Growth  Fund

For the Vanguard measurement funds, deferred amounts will earn returns (which may be positive or negative) as if they had been invested at the net asset value (net of investment advisory fees) of the measurement funds.

NOTE THAT UNDER THE TERMS OF THE DEFERRED COMPENSATION PLAN FOR KEY EMPLOYEES, THESE FUNDS ARE USED FOR MEASUREMENT PURPOSES ONLY. YOUR ACCOUNT WILL BE CREDITED WITH INVESTMENT RETURNS BASED ON THESE FUNDS BUT WILL BE REFLECTED AS A BOOKKEEPING ENTRY ONLY AND WILL NOT REPRESENT AN ACTUAL INVESTMENT MADE ON YOUR BEHALF.

Q  Will  I  own  shares  or  units  of  the  measurement  funds  I  select?
A  No.  IRS  rules  require  that  the  deferred  compensation  accounts  remain
"unfunded"; therefore you do not own shares or units of the measurement funds you select as a means for measuring the return on your deferred compensation. As long as you have an account balance in this Plan, you will be an unsecured general creditor of Ralston Purina Company for the amount of your account balance.
Q  Where  can  I  get  more  information  about  the  measurement  funds?
A  In  selecting  your  measurement  funds,  you should consider the effect your selections will have on your overall asset portfolio. To help you in this process, you should read prospectuses for the Vanguard measurement funds. Prospectuses for the Vanguard Funds can be requested by contacting Vanguard Participant Services at 1-800-523-1188.
Q After selecting my measurement funds, may I change them in the future? A Yes. You may change your selections daily among any of the available measurement funds. You may reallocate in any whole percentage point increments among the measurement funds. Remember that bonus deferrals into the Ralston Purina Equity Fund cannot be reallocated until they have been deferred for one year. Dollars credited to the Company Match account cannot be allocated among other measurement funds.
Q  How  will  fund  balances  be  valued?
A With the exception of the Ralston Purina Equity Fund and Prime Rate Fund, all account balances will be valued daily based on the performance of the measurement funds as of the close of business day on the valuation date, at the closing price quoted on the New York Stock Exchange. The Prime Rate Fund will be valued based on the average of the daily close of business prime rates as establishing by the Morgan Guaranty Trust Company of New York. The Ralston Purina Equity Fund will be valued based on the average of the closing price of Ralston Purina's common stock as reported by the New York Stock Exchange - Composite Transactions - DURING THE TEN (10) TRADING DAYS IMMEDIATELY PRECEDING THE VALUATION DATE.

DISTRIBUTIONS
Q Under what circumstances can I receive a distribution of all or part of my account balance?
A There are several ways you can elect to receive a distribution of all or a portion of your account balance:
     Short-term  deferrals allow you to defer your salary or bonus until January
     ---------------------
of the calendar year following the year in which the salary or bonus is earned. Interest is credited at the prime rate under the terms of the Prime Rate Fund.
     Intermediate-term  deferrals provide you with access to all or a portion of
     ----------------------------
your annual deferral amount, plus earnings, at any point in the future but no earlier than three (3) years from the date the payment is deferred.
     Long-term  deferrals until retirement or termination of employment.  If you
     -------------------------------------------------------------------
leave the Company prior to age 50, you will receive a lump-sum benefit equal to your account balance. If you leave the Company at age 50 or older, you can elect to receive an amount equal to your account balance payable in annual installments over 5 or 10 years, if such an election is in place for one year prior to payment. If no such installment election has been made, you will receive your distribution in lump sum.

If you die while actively employed but prior to reaching age 50, your beneficiary will receive a lump-sum payment equal to your account balance. If you die after age 50, your beneficiary will be paid your account balance in a lump sum, unless an installment election has been in place for one year at the time of your death.
Q If I elect a distribution payment form at this time, what deferrals are affected and can I change the distribution payment form at some later date? A For long-term deferrals, you may select a pay out option lump sum or 5 or 10-year annual installments. That pay out option will apply to all current deferred compensation account balances with the exception of the Fixed Benefit Option (FBO). You may modify the pay out option election at any time, but your election will only be effective if in place at least one year prior to your retirement or termination. Remember that installment pay outs are only available if you retire or terminate employment at age 50 or older.

Q When will I decide how, when, and in what form to receive a distribution from the Plan?
A For each Plan year, you will be asked to choose whether you want to begin receiving your annual deferral amount (salary and bonus) earned in that Plan year, plus the earnings credited, as a short-term, intermediate-term, or long-term pay out.
An election for a short-term pay out will be paid in a lump sum in January of the year following deferral.
An election for an intermediate-term pay out cannot be received earlier than three (3) years from the date on which the payment would have been made. Payment is in lump-sum form only.
An election for a long-term pay out is payable at retirement or termination. Payment is also in a lump-sum form, unless your election to receive your benefit in a 5-year or 10-year installment has been in place for one year prior to payment.
Q  Can  you  tell  me  more  about  intermediate-term  deferrals?
A Intermediate-term deferrals are available to help you meet shorter-term financial needs such as helping to fund a child's college education, financing a future home purchase, or meeting other foreseeable financial obligations. This option allows you to elect to receive a distribution of an annual deferral amount, plus earnings, from the Plan in any designated year that is at least three years after the end of the Plan year with respect to which the deferred compensation is earned. For example, an intermediate-term payout elected for the 2000 Plan year can be paid no earlier than January 1, 2004. Your payment would be in a lump sum.
The intermediate-term deferral is an annual election. Each year when you make your election to defer, you may elect either to receive a future intermediate-term pay out of that year's annual deferral amount, delay the distribution until retirement or termination, or defer the pay out until January of the year following deferral.

Q What are my distribution options when I retire or terminate employment? A If you leave the Company after age 50, you can receive a benefit from the Plan in a lump sum or in annual installments over a period of 5 or 10 years if the election of installment payments was in place for at least one year prior to your retirement or termination. If installments are elected, the unpaid balance will continue to accrue earnings based on your investment selections.
Distributions will begin no later than 60 days following the date of your retirement or termination.
If you terminate employment prior to age 50, you will receive a lump-sum payment of your account balance.
Q  Who  can  I  name  as  beneficiary?
A  You  can  name  any  individual  or  entity  you  wish.
Q  Can  I  assign  or  dispose  of  my  earnings  in  the  Plan?
A No. You cannot in any way sell, assign, hypothecate, alienate, encumber or in any way transfer or convey in advance of receipt, any of your rights under the Plan.
Q  Can  I  take  a  loan  from  my  account  balance?
A  No,  loans  are  not  available.

TAXES
Q  What  is  the  income  tax  effect  of  electing  to  defer  income?
A Amounts you defer under the Plan will not be taxed for Federal income tax purposes in the year they are earned and would have otherwise been paid to you. However, FICA (Social Security up to taxable wage base and Medicare HI) tax is withheld. In addition, earnings credited in accordance with the Plan will not be taxed for Federal income tax purposes in the year they are credited to your account balance. Rather, these amounts will be taxed when they are paid to you. Earnings on the deferred amounts are not subject to FICA taxes.

Q If my deferrals are considered before-tax deferrals, why is FICA currently withheld?
A IRS rules require that your deferral amounts are considered wages at the time that they ARE EARNED, regardless of when paid, for the purpose of calculating FICA taxes (Social Security and Medicare HI tax components). Thus, FICA taxes must be withheld at the time your deferrals are earned and credited to your account balance. If, at the time of deferral, your wages for the year have exceeded the taxable wage base for Social Security at the time of your deferral ($76,200 for 2000) the Social Security portion of FICA (6.2%) will not apply to your deferred bonus or deferred salary. If the taxable wage base for Social Security has not been met at the time of deferral, FICA will be withheld from any cash compensation with respect to your deferred amounts. In addition, salary deferral may be limited to allow for cash payments of FICA and other benefit deductions. Since no taxable wage base limit applies to the Medicare HI component, your deferred compensation will be subject to Medicare HI withholding tax of 1.45%. The vested Ralston Purina Equity Fund Company match amount, if any, will also be subject to FICA in the year it vests.
Q If I receive a distribution from the Plan, can I roll the money over into another plan to avoid taxes?
A No. The Plan is a nonqualified plan and IRS rules do not allow distributions from a nonqualified plan to be rolled over into a tax-qualified retirement plan or IRA.
Q How are my annual deferral amounts taxed when they are distributed to me? A Your annual deferral amounts and earnings accrued on such amounts are taxed as current income for Federal, state income and local tax purposes, as applicable, when they are distributed to you. Special income tax averaging is not available. All FICA should have been withheld at the time of deferral or vesting of Company match and no additional FICA should be due. Please note that under Federal law, installment payments made over 10 years may not be subject to state income taxes, if paid to you when you are residing in a state that imposes no income tax; however, lump sum payments, in such case, may be subject to taxes imposed by the state in which you were employed when such deferred compensation was earned. This issue should be discussed with your tax advisor.

Q Will the distributions from the Plan affect my Social Security benefits after I retire?
A Yes and no. Distributions made from the Plan will not affect your Social Security benefits themselves. For purposes of Social Security, these distributions are considered "earned" when they are credited to your account; therefore, they do not constitute earned income under the earnings test when they are distributed to you. However, because the distributions will be considered gross income for Federal income tax purposes, they may have the effect of subjecting your Social Security benefits to Federal income taxation. These issues should be discussed with your tax advisor.

PLAN  ADMINISTRATION
Q  How  frequently  will  I  receive  a  statement  of  my  Account  Balance?
A You will receive an account statement quarterly as soon as practicable following the close of each calendar quarter. Compensation Resource Group, Inc. ("CRG"), is assisting the Company with the administration of the Plan and will prepare the statements.
Q Will I be able to access my account balance via the Internet or over the phone?
A Yes. CRG provides both Internet and Interactive Voice Response (IVR) systems so that you can access your account 24 hours a day from either your computer or your telephone. Both systems allow you to access your current balance and make certain changes, such as allocating your account balance to different funds. The toll-free IVR number is 888-333-1653. CRG's Internet address is CRGWORLD.COM. Q Where can I get more information about the Plan and its administrators? A The Plan Prospectus is included with this mailing. We encourage you to read it. If you still have questions after reading the information in this packet, you may call Compensation Resource Group (CRG) at (800) 405-0911 or Pat Robbins at (314) 982-5889.

GENERAL
Q  What  effect  does  deferring  compensation  have  on  my  pension  benefits?
A The Ralston Purina Retirement Plan definition of "final average earnings" includes deferred compensation. Therefore, under the terms of that Plan, your pension benefit will be calculated including deferred bonuses and/or salary, as long as their inclusion does not violate IRS nondiscrimination rules governing qualified plans or other IRS limits. Deferred bonus and salary will be included in benefit earnings for purposes of the Retirement Plan in the year in which they are earned.

GENERAL  (CONT)
Q  What  effect  does  deferring compensation have on my Savings Investment Plan
(SIP)  participation?
A If you are a participant in the Savings Investment Plan, any bonus or salary deferred under the Deferred Compensation Plan will not be included in your
                                                    --------
compensation for purposes of computing your SIP contribution or the Company matching SIP contribution. Please note, however, that your SIP contributions are deducted from the cash payments of Short-Term Deferrals (BUT NOT FROM PAYMENTS OF INTERMEDIATE DEFERRALS) if you are an active employee at the time of payment.

SECURITY
Q Will the Company guarantee the payment of my account balance under all circumstances?
A Benefits under the Deferred Compensation Plan for Key Employees are unfunded. In considering participation, you should note that your right to receive distributions from the Plan is that of an unsecured general creditor of Ralston Purina Company. The Company has set aside funds in a grantor trust to help it meet its benefit obligations under this Plan and certain other plans. This trust is also subject to the claims of creditors. If the Company fails to meet its funding commitments to the trust, an event not presently anticipated to occur, employees will, unless they elect otherwise, be entitled to be paid by the Company the present value of all amounts deferred under the Plan at that time. This provision in no way is intended to alter the status of the Plan as an unfunded plan of deferred compensation.





These questions and answers provide a summary description of the Plan. For a more complete description of Plan provisions and benefits, please refer to the Plan Prospectus. If any conflicts arise between this summary description and the Prospectus or Plan Document, the Plan Document will prevail.

NOTE  TO  ENERGIZER  EMPLOYEES:
Because of the planned spinoff of Eveready Battery Company, Energizer associates' salary and bonus deferral elections will apply ONLY TO BONUS AND SALARY EARNED DURING THE FIRST 6 MONTHS OF THE 2000 FISCAL YEAR. That is, your deferral elections will affect only salary and bonus you earn through March 31, 2000. Early in calendar 2000, you will be given an opportunity to defer salary and bonus you earn in the second six months of the fiscal year. Those deferrals will be governed by a new Energizer deferred compensation plan.
Upon spinoff, current deferred compensation account balances will be credited to the new Energizer plan. More details will be provided when available.

2000  ANNUAL  SALARY  AND  BONUS  DEFERRAL  ELECTION
Please submit my request as follows with respect to any 2000 base salary or fiscal 2000 bonus that I may earn from Ralston Purina Company or its affiliates. I understand that an election to defer, once made, is IRREVOCABLE, and subject
                                                        -----------
to  Human  Resources  Committee  approval.
     PLEASE CHECK BOX BELOW IF YOU WISH TO DEFER A PORTION OF YOUR BASE SALARY OR BONUS.
DEFERRAL  ELECTION     YOU  MUST  DEFER  AT  LEAST  $1,000  TO  PARTICIPATE.
------------------     -----------------------------------------------------
   NO SALARY DEFERRAL I do not wish to defer any portion of my calendar 2000 base salary.
   SALARY  DEFERRAL     I  elect  to  defer  ________  %  (maximum of 75%) of my
-------------------
calendar  2000  base  salary.
------
   NO BONUS DEFERRAL I do not wish to defer any portion of my 2000 bonus. BONUS DEFERRAL I elect to defer ________% OR all up to $______________,
------------------     ------------------------------
OR  defer  all  in  excess  of  $____________  of  any  2000  bonus.
--
DEFERRAL TERM THIS ELECTION GOVERNS BOTH YOUR 2000 SALARY AND BONUS DEFERRALS. PERCENTAGES MUST TOTAL 100%.
   I elect to receive ________% of my 2000 base salary and/or bonus deferral amounts as a short-term payout in January, 2001 with interest calculated under the terms of the Prime Rate Fund, payable in lump sum. IF YOU CHOOSE TO DEFER
                                                          ----------------------
100%  OF  YOUR  ELIGIBLE  SALARY/BONUS  SHORT  TERM,  DO  NOT  COMPLETE THE FUND
--------------------------------------------------------------------------------
ALLOCATION  SECTION  BELOW.
--------------------------
   I elect to receive ________% of my 2000 base salary and/or bonus deferral amounts as an intermediate-term payout in January, _________ (indicate any year beginning in 2004 or later), payable in lump sum only.
   I  elect  to  receive  ________% of my 2000 base salary and/or bonus deferral
--------------------------------------------------------------------------------
amounts  as  a  retirement  payment.
------------------------------------
FUND  ALLOCATION     PLEASE  SELECT  IN WHOLE PERCENTAGE INCREMENTS.  TOTAL MUST
----------------     -----------------------------------------------------------
EQUAL  100%.  THIS SECTION APPLIES ONLY TO INTERMEDIATE AND LONG-TERM DEFERRALS.
-------------------------------------------------------------------------------
ALL SHORT-TERM DEFERRALS ARE CREDITED WITH INTEREST UNDER THE TERMS OF THE PRIME RATE FUND.
I elect to allocate my salary and bonus deferrals to the following funds. Bonus deferrals to the Ralston Purina Equity fund receive a 25% Company match. Salary deferrals are not matched.
   Ralston Purina Equity Fund     _______ %        Vanguard International Growth
Fund     ________  %
   Prime  Rate  Fund     _______  %        Vanguard  LifeStrategy  Income  Fund
________  %
   Vanguard  Wellington  Fund     _______  %        Vanguard  LifeStrategy
Conservative  Growth  Fund     ________  %
   Vanguard  500  Index Fund     _______ %        Vanguard LifeStrategy Moderate
Growth  Fund     ________  %
   Vanguard  Windsor  II  Fund     _______ %        Vanguard LifeStrategy Growth
Fund     ________  %
   Vanguard  Small-Cap  Index  Fund     _______  %
PAYMENT FORM CHECK ONE BOX BELOW TO SELECT A PAYMENT OPTION. IF YOU HAVE A DISTRIBUTION ELECTION FORM ON FILE, AND YOU DO NOT WANT TO CHANGE YOUR CURRENT DISTRIBUTION FORM, THIS SECTION DOES NOT HAVE TO BE COMPLETED; RATHER THAT ELECTION FORM WILL CONTINUE TO APPLY.
Distributions made before age 50 will be in lump-sum form only. This election will apply to all Deferred Compensation Plan distributions, except for the Fixed
              ---
Benefit  Option.  This  payment  form  election will apply only to distributions
                  --------------------------------------------------------------
made  one  year  following  the  date  this  form  is  completed.
   -------------------------------------------------------------
CHECK  ONE:   Lump-sum payment    5 Annual Installments   10 Annual Installments
------------
ACKNOWLEDGEMENT
---------------

Social  Security  Number                Signature


Today's Date                            Name (Type or Print)  Location/Floor  #

Division/Business  Unit                 Department

Home Street Address        City         State               Zip

             MAIL OR FAX TO COMPENSATION RESOURCE GROUP, INC. (CRG)
   633 W. 5TH STREET  52ND FLOOR  LOS ANGELES, CA 90071-2086   FAX NUMBER:
                                  213-438-6600
      THIS FORM MUST BE POSTMARKED OR FAXED NO LATER THAN DECEMBER 31, 1999
      ---------------------------------------------------------------------